united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

ITEM 1. REPORTS TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

JAG Large Cap Growth Fund

March 31, 2020

JAG Capital Management LLC

9841 Clayton Road

St. Louis, MO 63124

www.JAGCapitalFunds.com	855-552-4596

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.JAGCapitalFunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, by following the instructions included with this annual report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

March 31, 2020

Semi-Annual Shareholder Letter

Dear Shareholder:

The first quarter of 2020 will be remembered in decades to come as a time of significant and extremely compressed changes to the global economy, society, and the capital markets. Over the span of less than 30 days beginning in mid-February, mitigation of the COVID-19 pandemic emerged as the sole focus of policymakers, business owners, employees, and investors across the developed world. Fearing the direst projections from early epidemiological models – some of which projected millions of deaths from the virus – governments mandated an unprecedented economic lockdown and urged everyone but essential workers to stay home and “shelter in place.”

In the United States, jobless claims spiked horrendously, from 3.3 million in the week ended 3/21/2020, to a revised 6.9 million as of 3/27/2020. Millions more job losses have continued into April. Continuing jobless claims have eclipsed the prior record of 6.6 million that was set in 2009 at the end of the Great Financial Crisis. At the time of this writing, nearly 17 million employees have lost their jobs over the past several weeks. Commercial air traffic fell by more than 90% year-over-year during March, and industries from bars and restaurants, to movie cinemas, to hotels, theme parks and casinos have ground to a standstill. Economists project a GDP contraction of 30-40% for the 2nd quarter, although most admit that forecasts are difficult to make without greater clarity on when lockdowns are going to be phased out.

Capital markets experienced epochal volatility during the 1st quarter. The S&P 500 fell by 33.9% over the 23 trading days ending 3/23/2020, representing a 7.47 sigma event that was the sharpest and deepest such correction since 1929. Meanwhile, Treasury yields collapsed amidst a mad dash for dollars, and credit spreads for municipal, investment-grade corporate, and high-yield corporate bonds ballooned to levels not seen since 2008. As of 4/1/2020, the ratio of BAA-rated corporate bond yields to 10-year Treasury yields reached 7.56x, dwarfing the previous record of 3.9x that was set in December 2008. There were also widespread dislocations within the mortgage-backed securities market, and even bid/offer spreads for cash Treasuries widened out to highly abnormal levels during the latter half of March.

The final week of the quarter was highlighted by the announcement of a number of massive multi-barreled “bazookas” of stimulus, all of which are designed to mitigate some of the damage of the government-imposed shutdown in the battle against COVID-19. So far, they appear to be having the desired effect. Despite the roiling sea of deteriorating news in the job market and economy, the S&P 500 declined less than 20% during the first quarter, thanks to a 17% rally during the week ending 3/30/2020. Credit markets also improved notably into quarter-end, as Fed and Treasury actions helped calm panic.

The Fund weathered the market’s stormy waters reasonably well last quarter. For the quarter ending March 31, 2020, the Fund’s Class A and I shares generated cumulative returns of -13.24% and -13.15%, respectively. This was slightly ahead of the Russell 1000 Growth Index’s - 14.10% decline, and moderately better than the -19.60% drawdown for the S&P 500. Technology positions held up quite well for us, led by Nvidia (NVDA), Akamai (AKAM), and Microsoft (MSFT). We continue to like all of these.

We added to our long- time position in Amazon (AMZN) this past quarter, as their ubiquitous delivery service became even more vital to shut-in consumers around the world. We believe AMZN’s competitive moats in both

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4468-NLD-4/24/2020

ecommerce and web services has grown wider and deeper during this crisis. On the other hand, our holdings related to home-building and home improvement came under significant pressure over the past six weeks, as did several of our consumer-facing companies that rely on normal retail traffic patterns to thrive. Accordingly, we liquidated our small position in Pulte Homes (PHM) as we now expect the housing cycle to pause to digest COVID-19 related job losses.

The Fund’s results from the trailing six-month period are less favorable. For the six months ended March 31, 2020, the Fund’s Class A and I shares generated cumulative total returns, without sales charges, of -7.93%, and -7.78%, respectively, compared to the cumulative -4.98% return of the Russell 1000 Growth Index. Over the same period, the S&P 500 declined by -12.31%. While we do not like to underperform the broader markets over any time period, shorter-term underperformance is inevitable with our focused style of growth investing. We remain optimistic that the Fund continues to be positioned for competitive performance in the years ahead.

One of the many eternal frustrations for investors is the all-too frequent disconnect between asset price movements and economic headlines. The current COVID-19 crisis environment is a jarring example of this dissonance. As we detailed earlier, the news flow on the economy is epically somber. And yet, at the time of this writing, the S&P 500 index has rallied roughly 25% since March 23. Although the market is still more than 18% off the February highs, the fact is that – technically speaking – stocks are now back in a bull market (defined by a 20% or greater rise from the lows) cycle. For most of us, it is difficult to reconcile the relative resilience of the equity markets with the fact that GDP will almost certainly contract dramatically over the next several months.

However, unlike conditions that prevailed prior to previous recessions, the economy was relatively healthy before COVID-19 barged onto the scene. Less than 45 days ago, the U.S. job market was at or near full employment, GDP growth was bumping along steadily between 2-3%, the personal savings rate was 8.2% and rising, and consumer balance sheets were quite healthy. This stands in stark contrast to the conditions that prevailed prior to the 2001-2002 and 2008-2009 recessions, which were characterized by imprudent consumer spending, excessive investor speculation, and parabolic gains in asset prices. The fact that we entered this contraction with generally strong economic and market fundamentals may help us achieve quicker recovery once the biological crisis abates.

Another exception to historical precedent is the extreme haste and massive force with which policy makers have acted to counter COVID-19 related deterioration in the economy and capital markets. In effect, they have compressed a decade’s worth of political and policy debate into just a few weeks. Chastened by their arguably slow-footed response to the 2008 financial crisis, the Federal Reserve, Treasury, and Congress have injected roughly $10 trillion of monetary and fiscal stimulus since mid-March. It is difficult to overstate the monumental scale of these actions, which include unlimited and open-ended Quantitative Easing to include corporate and municipal bonds, trillions in dollars of repurchase agreements, $500 billion of direct stimulus checks to taxpayers, at least $350 billion of forgivable SBA loans for small businesses, and $2.3 trillion to bolster local governments and mid-sized businesses. Altogether, the aggregate stimulus measures amount to roughly 50% of GDP, and there is more to come. Similar plans are being implemented in Asia and Europe, as leaders everywhere are competing to architect lavish spending policies to catalyze stability and recovery.

The timing and cadence of the path of economic normalization will be closely linked to the developments on the battle against COVID-19. Thankfully, the curve of new infections is flattening in most areas of the U.S. and Europe, and hospitalizations and deaths from the virus appear to have peaked. The smartest scientists in the world are working to develop treatments and a vaccine for this disease, and there is reason to believe that one or more therapeutics may be approved as early as May. Viable candidates include Remdesivir, an anti-viral drug from Gilead Sciences (GILD, which we own in our Large Cap Growth strategy), that has shown early promise. Successful

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4468-NLD-4/24/2020

development of a prophylactic vaccine against COVID- 19 infection is farther off, with the testing and approval process likely to stretch into at least the 4th quarter of 2020. Until a vaccine is approved and available, it is likely some physical distancing practices will need to remain in place, which could slow the path to economic normalization even after work-from-home policies are eased for most businesses.

From an investment perspective, markets are likely to begin to recover in advance of a victory against COVID-19 and before the economy bottoms. Time will tell, but it is possible that the worst market conditions are already behind us, given the rally in stocks since late March and the marked improvement in credit market conditions. Always remember that capital markets are discounting mechanisms. As such, they continuously (and often counter-intuitively) adjust to incorporate future potential outcomes for all manner of macro- and micro economic conditions. Therefore, the short-term path of asset prices tends to be extraordinarily volatile, especially during periods of high uncertainty, as market participants vote on the probability of future conditions. Given the current global state of play, we do not expect this volatility to abate soon. Investors simply do not yet know enough about the shape or speed of the path toward economic normalization. That said, we are working hard to concentrate our investments in companies we believe can survive and thrive for the long term.

More specifically, we are concentrating our research efforts on identifying companies with strong balance sheets, robust cash flows, “sticky” goods and services (including subscription-based services with high switching costs), and leading competitive positions that will have staying power throughout this period of turmoil and beyond. We think many physical retailers and restaurant businesses, especially those who rely on shopping malls, could suffer from more lasting changes in consumer behavior. Although many of these companies are undeniably inexpensive, we would argue that they are unlikely to recapture their former valuations anytime soon. As has been the case since the fall of 2014, we continue to avoid the Energy sector. Valuations are indeed rock-bottom for the stocks of energy- producing companies, but they are heavily dependent upon the price of crude oil to generate revenues and profits. Given collapsing demand and ample supply, oil prices are likely to remain under pressure for quite some time, resulting in an unappetizing reward-to-risk proposition for common shareholders. (Note: for investors interested in profiting from an eventual stabilization in oil prices, we are seeing some attractive opportunities in the short/intermediate-term bonds of selected energy companies. We are actively pursuing these opportunities in our managed fixed income strategies.)

The fact that most developed-world consumers are under shelter-in -place edicts has highlighted the significant value of consumer-facing ecommerce and delivery services. Amazon (AMZN) continues to be our favorite choice, and we also see opportunity in more traditional retail and apparel companies that have strong direct-to-consumer ecommerce offerings, like Lululemon (LULU). Social media and internet search companies like Facebook (FB) and Google (GOOGL) are likely to suffer in the short term from slashed advertising budgets, but we believe the crisis has put a spotlight on their essential use in everyday life for billions of people worldwide. It is likely that they will emerge from this imbroglio in an even stronger competitive position.

Internet infrastructures worldwide have come under strain as billions of people work from home. In our opinion, this raises the likelihood of continued heavy spending on datacenters, last mile delivery of broadband, and the global launch of 5G wireless solutions. We are confident that newer portfolio additions are well-positioned to prosper from these secular trends in the coming years. Longer-held positions like Micron Technologies (MU) and Applied Materials (AMAT) should also benefit from these stiff tailwinds.

All of us at JAG wish you a safe, happy, healthy, and prosperous spring and summer.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4468-NLD-4/24/2020

Best regards,

Norman B. Conley III
Portfolio Manager

*	The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large -cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4468-NLD-4/24/2020

JAG Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for each of the periods ended March 31, 2020 compared to its benchmarks:

			3 Year Return	5 Year Return	Since Inception(a)
	6 Month Return	1 Year Return	(Annualized)	(Annualized)	(Annualized)	Since Inception(b)
Class A	(7.93)%	(8.57)%	8.34%	7.93%	11.88%	N/A
Class A with 5.75% load	(13.24)%	(13.81)%	6.21%	6.65%	11.09%	N/A
Class I	(7.78)%	(8.30)%	8.63%	8.20%	12.16%	N/A
Class R	N/A	N/A	N/A	N/A	N/A	(16.41)%
Russell 1000 Growth Total Return Index(c)	(4.98)%	0.91%	11.32%	10.36%	14.05%	(16.96)%
S&P 500 Total Return Index (d)	(12.31)%	(6.98)%	5.10%	6.73%	11.43%	(20.15)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 1.25% and 0.90% of the Fund’s average daily net assets through January 31, 2021, for Class A, Class I and Class R shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three fiscal years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time. Without these waivers, the Fund’s total annual operating expenses would have been 1.53%, 1.28% and 1.28% for the JAG Large Cap Growth Fund’s Class A, Class I and Class R shares, per the latest prospectus, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund Class A and Class I commenced operations on December 22, 2011.

(b)	JAG Large Cap Growth Fund Class R commenced operations on February 3, 2020.

(c)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

(d)	The S&P 500 Total Return Index is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

Top 10 Holdings by Industry	% of Net Assets
Software	26.1%
Internet	14.0%
Semiconductors	11.7%
Commercial Services	8.5%
Biotechnology	6.5%
Pharmaceuticals	5.2%
Healthcare-Products	4.7%
Diversified Financial Services	3.8%
Retail	3.7%
Miscellaneous Manufacturing	2.7%
Other / Cash & Cash Equivalents	13.1%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020

Shares		Fair Value

	COMMON STOCKS - 99.8%
	ADVERTISING - 0.8%
2,140	Trade Desk, Inc.*	$413,020

	BANKS - 1.2%
4,000	Goldman Sachs Group, Inc.	618,360

	BIOTECHNOLOGY - 6.5%
19,800	Gilead Sciences, Inc.	1,480,248
7,810	Vertex Pharmaceuticals, Inc.*	1,858,389
		3,338,637
	BUILDING MATERIALS - 1.8%
21,755	Fortune Brands Home & Security, Inc.	940,904

	COMMERCIAL SERVICES - 8.5%
2,230	CoStar Group, Inc.*	1,309,478
16,565	IHS Markit Ltd.	993,900
21,530	PayPal Holdings, Inc.*	2,061,282
		4,364,660
	COMPUTERS - 2.2%
12,085	Leidos Holdings, Inc.	1,107,590

	COSMETICS/PERSONAL CARE - 1.1%
5,000	Procter & Gamble Co.	550,000

	DISTRIBUTION/WHOLESALE - 2.4%
17,555	Copart, Inc.*	1,202,869

	DIVERSIFIED FINANCIAL SERVICES - 3.8%
12,085	Visa, Inc.	1,947,135

	HEALTHCARE - PRODUCTS - 4.7%
4,720	Insulet Corp.*	782,010
5,760	Thermo Fisher Scientific, Inc.	1,633,536
		2,415,546
	INTERNET - 14.0%
1,781	Alphabet, Inc.*	2,069,433
1,265	Amazon.com, Inc.*	2,466,396
12,155	Facebook, Inc.*	2,027,454
7,000	Roku, Inc.*	612,360
		7,175,643

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value

	COMMON STOCKS (Continued) - 99.8%
	MISCELLANEOUS MANUFACTURING - 2.7%
11,190	Carlisle Cos., Inc.	$1,401,883

	PHARMACEUTICALS - 5.2%
18,525	Bristol-Myers Squibb Co.	1,032,584
13,785	Zoetis, Inc.	1,622,357
		2,654,941
	RETAIL - 3.7%
10,095	Lululemon Athletica, Inc.*	1,913,507

	SEMICONDUCTORS - 11.7%
32,375	Applied Materials, Inc.	1,483,423
2,695	ASML Holding NV	705,120
34,805	Micron Technology, Inc.*	1,463,898
8,870	NVIDIA Corp.	2,338,132
		5,990,573
	SOFTWARE - 26.1%
36,245	Activision Blizzard, Inc.	2,155,853
7,150	Adobe, Inc.*	2,275,416
19,190	Akamai Technologies, Inc.*	1,755,693
5,760	ANSYS, Inc.*	1,339,027
19,570	Microsoft Corp.	3,086,385
12,340	salesforce.com, Inc.*	1,776,713
7,965	Splunk, Inc.*	1,005,422
		13,394,509
	TELECOMMUNICATIONS - 1.8%
17,095	Verizon Communications, Inc.	918,514

	TRANSPORTATION - 1.6%
6,188	Old Dominion Freight Line, Inc.	812,171

	TOTAL COMMON STOCKS (Cost $49,105,611)	51,160,462

	TOTAL INVESTMENTS - 99.8% (Cost $49,105,611)	$51,160,462
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	124,535
	TOTAL NET ASSETS - 100.0%	$51,284,997

*	Non-Income producing security.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

ASSETS
Investment securities:
At cost	$49,105,611
At fair value	$51,160,462
Cash and cash equivalents	30,554
Receivable for Fund shares sold	9,405
Dividends and interest receivable	19,705
Receivable for securities sold	816,668
Prepaid expenses	19,183
TOTAL ASSETS	52,055,977

LIABILITIES
Payable for investments purchased	585,845
Payable for Fund shares redeemed	82,878
Investment management fees payable	79,687
Distribution (12b-1) fees payable	7,535
Payable to related parties	11,585
Accrued expenses and other liabilities	3,450
TOTAL LIABILITIES	770,980
NET ASSETS	$51,284,997

Composition of Net Assets:
Paid in capital	$46,248,790
Accumulated earnings	5,036,207
NET ASSETS	$51,284,997

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,115,745
Shares of beneficial interest outstanding (a)	146,088
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$14.48
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$15.36

Class I Shares:
Net Assets	$45,260,554
Shares of beneficial interest outstanding (a)	3,034,031
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$14.92

Class R Shares:
Net Assets	$3,908,698
Shares of beneficial interest outstanding (a)	261,890
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$14.92

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2020

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,013)	$179,024
Interest	5,772
TOTAL INVESTMENT INCOME	184,796

EXPENSES
Investment management fees	292,203
Distribution (12b-1) fees:
Class A	3,138
Administration fees	45,683
Management services fees	31,700
Registration fees	22,875
Legal fees	18,650
Compliance officer fees	11,032
Printing and postage expenses	8,601
Shareholder service fees	7,456
Audit fees	6,250
Trustees fees and expenses	5,874
Custodian fees	1,965
Interest expense	1,335
Insurance expense	915
Other expenses	2,413
TOTAL EXPENSES	460,090

Less: Fees waived by the Manager	(69,277)
NET EXPENSES	390,813

NET INVESTMENT LOSS	(206,017)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Investments	4,505,914
Net realized gain	4,505,914
Net change in unrealized appreciation (depreciation) on:
Investments	(8,490,040)
Foreign currency transactions	78
Net change in unrealized depreciation	(8,489,962)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(3,984,048)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,190,065)

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(206,017)	$(129,988)
Net realized gain from investments and foreign currency transactions	4,505,914	5,226,165

Net change in unrealized depreciation on investments and foreign currency transactions	(8,489,962)	(8,828,255)
Net decrease in net assets resulting from operations	(4,190,065)	(3,732,078)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(221,331)	(306,978)
Class I	(5,028,686)	(6,961,275)
Net decrease in net assets from distributions to shareholders	(5,250,017)	(7,268,253)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	156,624	505,281
Class I	6,217,064	10,161,171
Class R *	4,545,918	—
Net asset value of shares issued in reinvestment of distributions:
Class A	91,663	133,268
Class I	3,627,866	5,049,777
Payments for shares redeemed:
Class A	(304,477)	(421,685)
Class I	(15,679,276)	(9,730,731)
Net increase (decrease) in net assets from shares of beneficial interest	(1,344,618)	5,697,081

TOTAL DECREASE IN NET ASSETS	(10,784,700)	(5,303,250)

NET ASSETS
Beginning of Period	62,069,697	67,372,947
End of Period	$51,284,997	$62,069,697

*	Class R commenced operations on February 3, 2020.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Six Months Ended	Year Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
SHARE ACTIVITY
Class A:
Shares Sold	9,401	29,762
Shares Reinvested	5,545	8,855
Shares Redeemed	(17,546)	(23,800)
Net increase (decrease) in shares of beneficial interest outstanding	(2,600)	14,817

Class I:
Shares Sold	364,016	569,916
Shares Reinvested	213,278	327,695
Shares Redeemed	(920,756)	(541,898)
Net increase (decrease) in shares of beneficial interest outstanding	(343,462)	355,713

Class R: *
Shares Sold	261,890	—
Net increase in shares of beneficial interest outstanding	261,890	—

*	Class R commenced operations on February 3, 2020.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period Presented

	Class A

	Six Months Ended		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	March 31,		September 30,		September 30,		September 30,	September 30,	September 30,
	2020		2019		2018		2017	2016	2015
	(Unaudited)
Net asset value, beginning of period	$17.17		$20.94		$19.15		$16.16	$15.06	$15.50
Income (loss) from investment operations:
Net investment loss (3)	(0.08)		(0.08	) (4)	(0.18)		(0.14)	(0.11)	(0.14)
Net realized and unrealized gain (loss) on investments	(1.09)		(1.44)		4.67		4.04	1.90	0.88
Total from investment operations	(1.17)		(1.52)		4.49		3.90	1.79	0.74
Less distributions from:
Net realized gains	(1.52)		(2.25)		(2.70)		(0.91)	(0.69)	(1.18)
Total distributions	(1.52)		(2.25)		(2.70)		(0.91)	(0.69)	(1.18)
Net asset value, end of period	$14.48		$17.17		$20.94		$19.15	$16.16	$15.06
Total return (1)	(7.93	)% (9)	(5.74)%		26.17%		25.66%	12.15%	4.68%
Net assets, at end of period (000s)	$2,116		$2,553		$2,803		$1,953	$2,348	$9,419

Ratio of gross expenses to average net assets (2)(5)	1.72	% (8)	1.73%		1.75	% (7)	1.80%	1.71%	1.77%
Ratio of net expenses to average net assets (5)	1.50	% (8)	1.50%		1.51	% (7)	1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets (5)(6)	(0.91	%) (8)	(0.48%)		(0.97	%) (7)	(0.87%)	(0.71%)	(0.88%)
Portfolio Turnover Rate	70	% (9)	129%		125%		125%	149%	94%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(4)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended September 30, 2019, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.74%

Net expenses to average net assets	1.50%

Net investment loss to average net assets	(0.96)%

(8)	Annualized.

(9)	Not annualized.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period Presented

	Class I

	Six Months Ended		Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	March 31,		September 30,	September 30,		September 30,		September 30,	September 30,
	2020		2019	2018		2017		2016	2015
	(Unaudited)
Net asset value, beginning of period	$17.62		$21.37	$19.45		$16.36		$15.20	$15.60
Income (loss) from investment operations:
Net investment loss (3)	(0.05)		(0.04)	(0.14)		(0.11)		(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.13)		(1.46)	4.76		4.11		1.91	0.88
Total from investment operations	(1.18)		(1.50)	4.62		4.00		1.85	0.78
Less distributions from:
Net realized gains	(1.52)		(2.25)	(2.70)		(0.91)		(0.69)	(1.18)
Total distributions	(1.52)		(2.25)	(2.70)		(0.91)		(0.69)	(1.18)
Net asset value, end of period	$14.92		$17.62	$21.37		$19.45		$16.36	$15.20
Total return (1)	(7.78	)% (9)	(5.51)%	26.46%		25.97	% (6)	12.45%	4.92%
Net assets, at end of period (000s)	$45,261		$59,517	$64,570		$54,670		$44,001	$34,123

Ratio of gross expenses to average net assets (2)(4)	1.47	% (8)	1.48%	1.50	% (7)	1.55%		1.46%	1.52%
Ratio of net expenses to average net assets (4)	1.25	% (8)	1.25%	1.26	% (7)	1.25%		1.25%	1.25%
Ratio of net investment loss to average net assets (4)(5)	(0.66	%) (8)	(0.20%)	(0.73	%) (7)	(0.64%)		(0.42%)	(0.64%)
Portfolio Turnover Rate	70	% (9)	129%	125%		125%		149%	94%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.49%

Net expenses to average net assets	1.25%

Net investment loss to average net assets	(0.72)%

(8)	Annualized.

(9)	Not annualized.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class R

	Period Ended
	March 31,
	2020 (1)
	(Unaudited)
Net asset value, beginning of period	$17.85
Income (loss) from investment operations:
Net investment loss (4)	(0.01)
Net realized and unrealized loss on investments	(2.92)
Total from investment operations	(2.93)
Net asset value, end of period	$14.92
Total return (2)	(16.41	)% (7)
Net assets, at end of period (000s)	$3,909

Ratio of gross expenses to average net assets (3)(5)	1.58	% (8)
Ratio of net expenses to average net assets (5)	0.90	% (8)
Ratio of net investment loss to average net assets (5)(6)	(0.30	%) (8)
Portfolio Turnover Rate	70	% (7)

(1)	JAG Large Cap Growth Fund Class R commenced operations on February 3, 2020.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Not annualized.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2020

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund (Class A and Class I) commenced operations on December 22, 2011. The Fund’s investment objective is capital appreciation.

The Fund currently offers three classes of shares: Class A, Class I and Class R shares. Class R shares commenced operations on February 3, 2020. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services Investment Companies including FASB Accounting Standards Update ASU (“ASU”) 2013-08.

a)       Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2020, for the Fund’s assets and liabilities measured at fair value:

Assets

Security
Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$51,160,462	$—	$—	$51,160,462
Total	$51,160,462	$—	$—	$51,160,462

(a)	As of and during the period ended March 31, 2020, the Fund held no securities that were considered to be “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b)       Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the period ended March 31, 2020, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2020, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2017 – September 30, 2019, or expected to be taken in the Fund’s September 30, 2020 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. federal, Ohio, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)       Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and distributed on an annual basis.

d)       Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

e)       Other – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)       Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)       Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h)       Sales Charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the period ended March 31, 2020, there were no CDSC fees paid.

i)       Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Realized and unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

j)       Cash and cash equivalents – The Fund considers its investment in an Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

(2)	INVESTMENT TRANSACTIONS

For the period ended March 31, 2020, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$42,387,768	$48,983,599

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

JAG Capital Management LLC acts as investment manager to the Fund pursuant to the terms of a management agreement (the “Management Agreement”) with the Trust on behalf of the Fund and pursuant to an interim advisory agreement (collectively “Management Agreements”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily net assets of the Fund. However, fees related to the interim advisory

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

agreement are held in escrow pending shareholder approval of a new management agreement. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreements, with the exception of specific items of expense (as detailed in the Management Agreement). For the period ended March 31, 2020, management fees of $292,203 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Trust, with respect to the Fund, have entered into an expense limitation agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 1.25% and 0.90% for Classes A, I and R, respectively, of the Fund’s average daily net assets through January 31, 2021 (the “Expense Limitation Agreement”). Each waiver or reimbursement by the Manager is subject to recoupment within three fiscal years after the fees have been waived or reimbursed, if such recoupment may be achieved without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time.

For the period ended March 31, 2020, the Manager waived management fees in the amount of $69,277. As of March 31, 2020, the Manager may recapture $148,862 before September 30, 2020, $144,389 before September 30, 2021 and $140,380 before September 30, 2022, subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a management services agreement (the “Management Service Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the period ended March 31, 2020, the Fund incurred $31,700 for such fees.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC (“Alphacentric” ), and Catalyst Capital Advisors LLC (“Catalyst”) and each serve as an investment advisor to other series of the Trust, and is not paid any fees directly by the Trust for serving in such capacities.

J.A. Glynn Investments, LLC acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn Investments, LLC received $9,985 in brokerage commissions from the Fund for the period ended March 31, 2020. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn Investments, LLC.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant, LLC (“Blu Giant”) and Northern Lights Distributors, LLC (“NLD” or the “Distributor”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset -based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out- of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. For the period ended March 31, 2020, the Fund incurred $11,032 for such fees.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares, based on average daily net assets of the class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse the Distributor and the Manager for distribution related expenses.

For the period ended March 31, 2020, the Distributor received $905 in underwriter commissions from the sale of Class A shares of the JAG Large Cap Growth Fund.

(4)	TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $49,106,109 for the JAG Large Cap Growth Fund and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$4,963,636
Unrealized depreciation:	(2,909,283)
Net unrealized appreciation:	$2,054,353

The tax character of fund distributions paid for the year ended September 30, 2019 and September 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$537,631	$1,687,426
Long-Term Capital Gain	6,730,622	6,487,954
	$7,268,253	$8,175,380

As of September 30, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
$—	$4,220,969	$(291,636)	$—	$—	$10,546,956	$14,476,289

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $291,636. The unrealized appreciation in the table above includes unrealized foreign currency gains of $2,563.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended September 30, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(195,729)	$195,729

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2020, the shareholders listed below held more than 25% of the individual Fund and may be deemed to control that Fund.

Owner
Pershing, LLC(1)	27%
NFS LLC (1)	28%

(1)	These owners are comprised of multiple investors and accounts.

(6)	SECTOR CONCENTRATION RISK

Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

(7)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements except for the following:

At a Special Meeting of Shareholders of the Fund held electronically on May 12, 2020, shareholders of record as of the close of business on March 25, 2020, voted to approval the following proposal:

Proposal 1 To approve a new investment advisory agreement with JAG Capital Management, LLC, the Fund’s current investment adviser.

No. of Shares of Beneficial Interest on Record Date: March 25, 2020	3,450.139
No. of Shares Present in Person or by Proxy	2,669.470
Percentage of Shares Present for Quorum	77.37%
Percentage of Voted Shares that Approve Proposal 1	100.00%
Percentage of Voted Shares that Approved	100.00%

JAG Large Cap Growth Fund
Additional Information (Unaudited)
March 31, 2020

Consideration and Renewal of the Management Agreement between the Trust and JAG Capital Management LLC with respect to JAG Large Cap Growth Fund

At its regular meeting held on November 11, 2019, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and JAG Capital Management LLC (“JAG”), with respect to JAG Large Cap Growth Fund (the “JAG Large Cap”) .

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and weighing each factor to be considered. The conclusions reached by the Board was based on a comprehensive evaluation and discussion of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with its deliberations regarding renewal of the Management Agreement, the Board reviewed materials prepared by JAG.

Nature, Extent, and Quality of Services. The Board reviewed the experience and credentials of JAG’s personnel responsible for the day-to-day management of JAG Large Cap and noted that JAG had maintained a consistent team at the senior level while adding new analysts to its junior ranks. The Board agreed that JAG’s team was dedicated to the continued success of the Fund and followed a disciplined approach to adherence with investment limitations and compliance. The Board noted that JAG’s investment and operational staff monitored JAG Large Cap’s portfolios daily and JAG’s investment team held formal meetings twice a week to discuss JAG Large Cap. The Board remarked that JAG reported no material compliance, regulatory or litigation issues since the last renewal of the management agreement and observed that JAG had adequate E&O insurance. The Board concluded that the services provided by JAG were satisfactory and in-line with its expectations.

Performance. The Board recognized that JAG Large Cap had underperformed its peer group, Morningstar category and the Russell 100 Growth Return Index over the 1-year period but had outperformed the peer group and Morningstar category over the 5-year and since inception periods while slightly trailing the Morningstar category over the 3- year period. The Board noted that JAG did not intend to make any changes to JAG Large Cap’s investment strategy because of short-term underperformance driven largely by security selection decisions. After further discussion, the Board concluded that JAG Large Cap’s performance was acceptable.

Fees and Expenses. The Board recognized that JAG’s 1.00% management fee for JAG Large Cap was the high of its peer group, but lower than the high of the Morningstar category, and that the proposed reduced annual management fee of 0.80% would bring JAG Large Cap’s management fee closer to the peer group and Morningstar category averages and medians. The Board discussed that JAG Large Cap’s 1.25% net expense ratio was higher than the peer group and Morningstar category averages and medians, but well-below the highs of each. The Board concluded that the proposed advisory fee for JAG Large Cap was not unreasonable.

Profitability. The Board observed that, based on the information JAG provided, JAG was managing JAG Large Cap at a reasonable profit. The Board concluded that JAG’s profit was not excessive.

JAG Large Cap Growth Fund
Additional Information (Unaudited) (Continued)
March 31, 2019

Economies of Scale. The Board considered whether economies of scale had been realized with respect to the management of JAG Large Cap and concluded that based on JAG Large Cap’s current asset level, it did not appear that JAG had achieved sufficient economies of scale to warrant breakpoints. The Board noted that the reduction in JAG’s management fee was the result of market pressure and not economies of scale. The Board agreed that although JAG had not yet reached economies of scale, it would revisit the issue as the size of JAG Large Cap materially increased.

Conclusion. Having requested and received information from JAG as it believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of JAG Large Cap and its shareholders.

Consideration and Approval of Interim Advisory Agreement and New Management Agreement between Mutual Fund Series Trust and JAG Capital Management LLC with respect to JAG Large Cap Growth Fund

On January 20, 2020, Daniel Ferry, Chairman of the Board of JAG Capital Management LLC’s (“JAG”) parent company, died. Norman Conley, Chief Executive Officer of JAG, assumed actual control of JAG’s parent company upon Mr. Ferry’s death (the “Change of Control Event”) and acquired a majority interest of JAG’s parent company from Mr. Ferry’s estate (the “Transaction”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), an event that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to another party is presumed to constitute a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Change of Control Event, as described above, was presumed to constitute a “change in control” of JAG for purposes of the 1940 Act and caused the “assignment” and resulting termination of the investment advisory agreement with JAG, dated November 29, 2011, as amended.

At a special meeting of the Board of Trustees of Mutual Fund Series Trust (the “Board” and the “Trust”, respectively) held on January 30, 2020, the Board approved an interim advisory agreement between the Trust, on behalf of the JAG Large Cap Growth Fund (the “Fund” or “JAG Large Cap”), and JAG (the “Interim Advisory Agreement”), effective as of January 20, 2020. The Interim Advisory Agreement allowed JAG to manage the Fund for up to 150 days after the Change of Control Event (i.e., until June 18, 2020) or until a new investment advisory agreement between JAG and the Trust could be approved by shareholders (the “New Management Agreement”). The terms of the Interim Advisory Agreement are identical in all material respects to those of the prior investment advisory agreement, except that (i) the date of its execution and effectiveness are changed; (ii) the period for notice of termination is shorter; and (iii) the fees earned by JAG under the Interim Advisory Agreement will be held in escrow pending shareholder approval of the New Management Agreement. The Fund operated under the Interim Advisory Agreement following the Change of Control Event.

At a special in person meeting held on February 26, 2020, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval, subject to shareholder approval, of the New Management Agreement between the Trust and JAG, with respect to the Fund following a change in control of JAG. The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the New Management Agreement and the weight to be given to each factor. The conclusions reached by

JAG Large Cap Growth Fund
Additional Information (Unaudited) (Continued)
March 31, 2019

the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the New Management Agreement.

Nature, Extent, and Quality of Services. The Board reviewed the experience and credentials of JAG’s personnel responsible for the day-to-day management of JAG Large Cap. The Board agreed that JAG’s team was dedicated to the continued success of the Fund and followed a rigorous approach to adherence with investment limitations and compliance. The Board noted that JAG’s investment and operational staff monitored JAG Large Cap’s portfolios daily and JAG’s investment team held formal meetings regularly to discuss JAG Large Cap. The Board discussed JAG’s sell discipline that monitored JAG’s holdings for any sell triggers that warranted additional review. The Board remarked that JAG reported no material compliance, regulatory or litigation issues since the last renewal of the Prior Agreement and observed that JAG had adequate errors and omissions insurance. The Board concluded that the services provided by JAG were satisfactory and in-line with its expectations.

Performance. The Board recognized that JAG Large Cap had underperformed its peer group, Morningstar category and the Russell 100 Growth Total Return Index over the 1-year period but had outperformed the peer group over the 3-year and 5-year periods and was in-line with the peer group since inception. The Board noted that JAG Large Cap outperformed the Morningstar category over the 3-year and since inception periods and was in-line with the Morningstar category over the 5-year period. The Board noted that JAG did not intend to make any changes to JAG Large Cap’s investment strategy because of short-term underperformance driven largely by security selection. After further discussion, the Board concluded that JAG Large Cap’s performance was acceptable.

Fees and Expenses. The Board recognized that JAG’s 0.80% management fee for JAG Large Cap was higher than the peer group and Morningstar category averages and medians, but lower than the highs of each. The Board discussed that JAG Large Cap’s 1.25% net expense ratio was higher than the peer group and Morningstar category averages and medians, but well-below the highs of each. The Board concluded that the advisory fee for JAG Large Cap was reasonable.

Profitability. The Board observed that, based on the information JAG provided, JAG was managing JAG Large Cap at a reasonable profit. The Board concluded that JAG’s profit was not excessive.

Economies of Scale. The Board considered whether economies of scale had been realized with respect to the management of JAG Large Cap and concluded that based on JAG Large Cap’s current asset levels, it did not appear that JAG had achieved sufficient economies of scale to warrant breakpoints. The Board agreed that although JAG had not yet reached meaningful scale, it would revisit the issue as the size of JAG Large Cap materially increased.

Conclusion. Having requested and received information from JAG as it believed to be reasonably necessary to evaluate the terms of the New Management Agreement, and as assisted by the advice and guidance of counsel, the Board concluded that approval of the New Management Agreement was in the best interests of JAG Large Cap and its shareholders.

JAG Large Cap Growth Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2020

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) . Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period***
Actual	10/1/19	3/31/20	10/1/19 – 3/31/20	10/1/19 – 3/31/20
Class A*	$1,000.00	$920.70	$7.20	1.50%
Class I*	1,000.00	922.20	6.01	1.25%
Class R**	1,000.00	835.90	1.29	0.90%
	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During Period***
(5% return before expenses)	10/1/19	3/31/20	10/1/19 – 3/31/20	10/1/19 – 3/31/20
Class A*	$1,000.00	$1,017.50	$7.57	1.50%
Class I*	1,000.00	1,018.75	6.31	1.25%
Class R**	1,000.00	1,020.50	4.55	0.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (57) divided by the number of days in the fiscal year (366).

***	Annualized.

JAG Large Cap Growth Fund
Additional Information (Unaudited)
March 31, 2020

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

This Page Intentionally Left Blank.

Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

TRANSFER AGENT
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

DISTRIBUTOR
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
151 N. Franklin St.,
Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

ITEM 13. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President,
Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: June 5, 2020